Exhibit 99.1 DTE Energy reports strong third-quarter 2020 results; company increases 2020 guidance, provides 2021 early outlook, and increases dividend 7%  Ranked first in customer satisfaction at DTE Gas  Filed updated voluntary renewables plan  Named a Top Female Employer nationally DETROIT, Oct. 27, 2020 – DTE Energy (NYSE: DTE) today reported third quarter 2020 earnings of $476 million, or $2.46 per diluted share, compared with $319 million, or $1.73 per diluted share in 2019. Operating earnings for the third quarter 2020 were $504 million, or $2.61 per diluted share, compared with 2019 operating earnings of $351 million, or $1.91 per diluted share. Operating earnings exclude non- recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release. The DTE Energy Board of Directors declared a $1.085 per share dividend on its common stock, payable Jan. 15, 2021, to shareholders of record at the close of business Dec. 21, 2020. This is a 7% increase from the previous quarterly dividend of $1.0125 per share. The new annualized dividend per share is $4.34, up from $4.05. This continues DTE Energy's consistent dividend history, having issued a cash dividend for more than 100 years. “In addition to strong financial performance we made solid strides in our clean energy journey,” said Jerry Norcia, DTE Energy president and CEO. “Our focus on serving our four key stakeholders – employees, customers, communities and investors – is unwavering.” Norcia also noted the following business and environmental accomplishments:  Ranked first in overall customer satisfaction at DTE Gas: J.D. Power’s 2020 study ranked DTE Gas first in customer satisfaction with residential customers in the Midwest.  Created new assistance programs, pledged $13 million to help customers struggling during pandemic: The commitment consists of donations to human service agencies plus direct relief to customers. DTE expects these efforts to help nearly 40,000 of its most vulnerable customers keep their energy flowing during this challenging time.  Continued support of Michigan businesses: Invested more than $1.7 billion with Michigan- based companies this year alone, executing our commitment to the Pure Michigan Business Connect local supplier initiative. This includes $763 million invested in the city of Detroit.  Filed updated MIGreenPower voluntary renewables plan with the Michigan Public Service Commission and gained more subscribers: The plan includes bringing online an additional 420 megawatts of solar energy by 2022, or enough clean energy to power 120,000 homes.  Named a Top Female Employer nationally: Ranked on Forbes’ list of Top Female Employers in 2020.  Pledged to help build extensive Midwest electric vehicle charging network: Joined other Midwest energy companies in a first-of-its-kind pledge to make interstate travel easier for electric vehicle owners by 2022.

Financial outlook DTE Energy increased its 2020 operating EPS guidance range from $6.47 - $6.75 to $6.90 - $7.10. “We delivered strong third quarter financial results in our utility and non-utility businesses and are positioned for another solid year in 2020,” said David Ruud, DTE Energy senior vice president and CFO. DTE Energy also provided a 2021 operating EPS early outlook guidance range of $6.88 - $7.26 which is 7% higher than 2020 original operating EPS guidance. This earnings announcement is available at dteenergy.com/investors. DTE Energy will host a conference call today at 9 a.m. ET to discuss third quarter results. The telephone dial-in numbers in the U.S. and Canada are toll free: (833) 968-2209 or international: (778) 560-2895. The passcode is 8965118. The webcast will be archived on the DTE website at dteenergy.com/investors. An audio replay of the call will be available from noon today to noon Friday, Nov. 27. To access the replay, dial U.S. and Canada toll free #: (800) 585-8367 or international toll (416) 621-4642 and enter the passcode 8965118. About DTE Energy DTE Energy (NYSE: DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.2 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio includes energy businesses focused on power and industrial projects; renewable natural gas; natural gas pipelines, gathering and storage; and energy marketing and trading. As an environmental leader, DTE utility operations will reduce carbon dioxide and methane emissions by more than 80 percent by 2040 to produce cleaner energy while keeping it safe, reliable and affordable. DTE Electric and Gas aspire to achieve net zero carbon and greenhouse gas emissions by 2050. DTE is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, twitter.com/dte_energy and facebook.com. Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this release, DTE Energy discusses 2020 operating earnings guidance. It is likely that certain items that impact the company's 2020 reported results will be excluded from operating results. Reconciliations to the comparable 2020 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. DTE Energy also discusses Adjusted EBITDA in slide presentations. The reconciliation of net income to Adjusted EBITDA as projected for full-year 2020 is not provided. DTE Energy does not forecast net income as it cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, DTE Energy is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, DTE Energy is not able to provide a corresponding GAAP equivalent for Adjusted EBITDA. The information contained herein is as of the date of this release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this release as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This release contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. For further information, members of the media may call: Pete Ternes, DTE Energy, 313.235.5555 For further information, analysts may call: Barbara Tuckfield, DTE Energy, 313.235.1018 John Dermody, DTE Energy, 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended September 30,							
	2020				2019			
	Reported Earnings	Pre-tax Adjustments	Income Taxes[1]	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes[1]	Operating Earnings
	(In millions)							
DTE Electric	$ 398	$ —	$ —	$ 398	$ 307	$ —	$ —	$ 307
DTE Gas	(20)	—	—	(20)	(38)	—	—	(38)
Non-utility operations								
Gas Storage and Pipelines	104	(20) A	5	89	60	—	—	60
Power and Industrial Projects	47	—	—	47	49	—	—	49
Energy Trading	(28)	58 B	(15)	15	(14)	43 B	(11)	18
Total Non-utility operations	123	38	(10)	151	95	43	(11)	127
Corporate and Other	(25)	—	—	(25)	(45)	—	—	(45)
Net Income Attributable to DTE Energy Company	$ 476	$ 38	$ (10)	$ 504	$ 319	$ 43	$ (11)	$ 351

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for Energy Trading for the three months ended September 30, 2020 and September 30, 2019, and 27% for Gas Storage and Pipelines for the three months ended September 30, 2020.

Adjustments key

A) Post-acquisition settlement recorded in Other (Income) and Deductions — Other income

B) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Three Months Ended September 30,							
	2020				2019			
	Reported Earnings	Pre-tax Adjustments	Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes(1)	Operating Earnings
DTE Electric	$ 2.06	$ —	$ —	$ 2.06	$ 1.67	$ —	$ —	$ 1.67
DTE Gas	(0.10)	—	—	(0.10)	(0.21)	—	—	(0.21)
Non-utility operations								
Gas Storage and Pipelines	0.53	(0.10) A	0.03	0.46	0.33	—	—	0.33
Power and Industrial Projects	0.24	—	—	0.24	0.27	—	—	0.27
Energy Trading	(0.14)	0.30 B	(0.08)	0.08	(0.08)	0.24 B	(0.06)	0.10
Total Non-utility operations	0.63	0.20	(0.05)	0.78	0.52	0.24	(0.06)	0.70
Corporate and Other	(0.13)	—	—	(0.13)	(0.25)	—	—	(0.25)
Net Income Attributable to DTE Energy Company	$ 2.46	$ 0.20	$ (0.05)	$ 2.61	$ 1.73	$ 0.24	$ (0.06)	$ 1.91

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for Energy Trading for the three months ended September 30, 2020 and September 30, 2019, and 27% for Gas Storage and Pipelines for the three months ended September 30, 2020.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Nine Months Ended September 30,							
	2020				2019			
	Reported Earnings	Pre-tax Adjustments	Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes(1)	Operating Earnings
	(In millions)							
DTE Electric	$ 675	$ 35 A	$ (9)	$ 711	$ 587	$ (11) F	$ 3	$ 588
		13 B	(3)			13 G	(4)	
DTE Gas	102	11 A	(3)	112	121	(6) F	2	117
		2 B	—			—	—	
Non-utility operations								
Gas Storage and Pipelines	246	(20) C	5	231	158	—	—	158
Power and Industrial Projects	102	—	—	102	104	—	—	104
Energy Trading	5	40 D	(11)	34	12	12 D	(3)	21
Total Non-utility operations	353	20	(6)	367	274	12	(3)	283
Corporate and Other	(37)	—	(34) E	(71)	(80)	—	—	(80)
Net Income Attributable to DTE Energy Company	$ 1,093	$ 81	$ (55)	$ 1,119	$ 902	$ 8	$ (2)	$ 908

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 26% and 25% for Utility operations and Energy Trading, respectively, for the nine months ended September 30, 2020 and September 30, 2019, and 27% for Gas Storage and Pipelines for the nine months ended September 30, 2020.

Adjustments key

A) MPSC disallowance of capital expenses previously recorded in 2018 and 2019 related to incentive compensation — recorded in Operating Expenses — Asset (gains) losses and impairments, net

B) Shift premiums and other incremental costs associated with the sequestration of employees critical to continued operations due to COVID-19 — recorded in Operating Expenses — Operating and maintenance

C) Post-acquisition settlement recorded in Other (Income) and Deductions — Other income

D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

E) Reduction to Income Tax Expense resulting from carrying back 2018 net operating losses to 2013 pursuant to CARES Act.

F) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses — Operation and maintenance

G) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)[2]

	Nine Months Ended September 30,							
	2020				2019			
	Reported Earnings	Pre-tax Adjustments	Income Taxes[1]	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes[1]	Operating Earnings
DTE Electric	$ 3.50	$ 0.18 A	$ (0.05)	$ 3.68	$ 3.20	$ (0.06) F	$ 0.02	$ 3.21
		0.07 B	(0.02)			0.07 G	(0.02)	
DTE Gas	0.53	0.06 A	(0.02)	0.58	0.66	(0.03) F	0.01	0.64
		0.01 B	—			—	—	
Non-utility operations								
Gas Storage and Pipelines	1.27	(0.10) C	0.03	1.20	0.86	—	—	0.86
Power and Industrial Projects	0.53	—	—	0.53	0.57	—	—	0.57
Energy Trading	0.03	0.21 D	(0.06)	0.18	0.06	0.07 D	(0.02)	0.11
Total Non-utility operations	1.83	0.11	(0.03)	1.91	1.49	0.07	(0.02)	1.54
Corporate and Other	(0.20)	—	(0.17) E	(0.37)	(0.44)	—	—	(0.44)
Net Income Attributable to DTE Energy Company	$ 5.66	$ 0.43	$ (0.29)	$ 5.80	$ 4.91	$ 0.05	$ (0.01)	$ 4.95

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 26% and 25% for Utility operations and Energy Trading, respectively, for the nine months ended September 30, 2020 and September 30, 2019, and 27% for Gas Storage and Pipelines for the nine months ended September 30, 2020.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page

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